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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 30, 2004
                                                  ----------------------------

                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

            Ohio                        1-13006                  31-1179518
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(State or other jurisdiction          (Commission             ( IRS Employer
     of incorporation)                File Number)           Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio             43058-3500
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(Address of principal executive offices)                       (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 8 - Other Events

Item 8.01 - Other Events.

On November 30, 2004, Park National Corporation (Park) and First Federal Bancorp, Inc. (First Federal) issued a news release jointly announcing their intent to sell the Roseville office of First Federal Savings Bank of Eastern Ohio (FFSB, the banking subsidiary of First Federal). A copy of this news release is included as Exhibit 99.1 and incorporated by reference.

FFSB has signed an agreement to sell the Roseville office to The Peoples National Bank (Peoples), but the sale is contingent upon the prior acquisition of First Federal by Park. The Roseville office is in Muskingum County and holds approximately $13 million in deposits and $6 million in loans. Peoples is headquartered in New Lexington, Ohio in Perry County.

As previously reported in Park's Form 10-Q for the quarterly period ended September 30, 2004, Park filed a letter with the Federal Reserve Board on November 2 indicating its commitment to sell the Roseville office to a bank that did not already have a physical presence in Muskingum County.

In August, Park and First Federal jointly announced the signing of a merger agreement which will result in Park's acquisition of First Federal and the merger of FFSB with Park subsidiary Century National Bank. First Federal and Century National Bank are both headquartered in Muskingum County. The merger transactions require the approval of banking regulatory authorities, and are expected to be completed on December 30, 2004. The sale of the Roseville office is expected to be completed in a few weeks after the merger transactions are completed.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:


         Exhibit No.    Description

           99.1 News Release issued by Park National Corporation and First Federal Bancorp, Inc. on November 30, 2004 announcing the intent to sell the Roseville office to The Peoples National Bank.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARK NATIONAL CORPORATION


Dated: November 30, 2004                 By:    /s/ John W. Kozak
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                                                    John W. Kozak
                                                    Chief Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 30, 2004


                            Park National Corporation

Exhibit No.               Description

   99.1 News Release issued by Park National Corporation and First Federal Bancorp, Inc. on November 30, 2004 announcing the intent to sell the Roseville office to Peoples National Bank



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